Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating expenses:
Research and development	$ 43,795	$ 32,115
General and administrative	10,591	4,819
Total operating expenses	54,386	36,934
Loss from operations	(54,386)	(36,934)
Other income and (expense):
Interest income	2,013	1,623
Interest and other expense	(300)
Total other income and (expense)	1,713	1,623
Net loss and comprehensive loss	$ (52,673)	$ (35,311)
Net loss per share attributable to common stockholders, basic	$ (15.28)	$ (124.41)
Net loss per share attributable to common stockholders, diluted	$ (15.28)	$ (124.41)
Weighted-average shares used in computing net loss per share, basic	3,447,071	283,817
Weighted-average shares used in computing net loss per share, diluted	3,447,071	283,817